Axos Financial, Inc. Investor Presentation November 2, 2023 NYSE: AX

2 Safe Harbor This presentation contains forward-looking statements that involve risks and uncertainties, including without limitation statements relating to Axos Financial, Inc.’s (“Axos”) financial prospects and other projections of its performance and asset quality, Axos’ deposit balances and capital ratios, Axos’ ability to continue to grow profitably and increase its business, Axos’ ability to continue to diversify its lending and deposit franchises, the anticipated timing and financial performance of other offerings, initiatives, and acquisitions, expectations of the environment in which Axos operates and projections of future performance. These forward-looking statements are made on the basis of the views and assumptions of management regarding future events and performance as of the date of this presentation. Actual results and the timing of events could differ materially from those expressed or implied in such forward-looking statements as a result of risks and uncertainties, including without limitation Axos’ ability to successfully integrate acquisitions and realize the anticipated benefits of the transactions, changes in the interest rate environment, monetary policy, inflation, government regulation, general economic conditions, changes in the competitive marketplace, conditions in the real estate markets in which we operate, risks associated with credit quality, our ability to attract and retain deposits and access other sources of liquidity, and the outcome and effects of litigation and other factors beyond our control. These and other risks and uncertainties detailed in Axos’ periodic reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2023, Form 10-Q for the quarter ended September 30, 2023 and its last earnings press release, could cause actual results to differ materially from those expressed or implied in any forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Axos undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. All written and oral forward-looking statements made in connection with this presentation, which are attributable to us or persons acting on Axos’ behalf are expressly qualified in their entirety by the foregoing information.

Axos’ Business Model is Differentiated From Other Banks 3 Customer Acquisition Sales Servicing Distribution • Digital Marketing • Affinity and Distribution Partners • Data mining/target feeding direct marketing • Cross-selling • Automated fulfillment • Inbound call center sales • Outbound call center sales • Minimal outside sales • Significant inside sales • Self-service • Digital journey • Direct banker (call center) • Balance sheet • Whole loan sales options • Securitization Data Driven Insight Integrated Customer Experience Digital Marketing Digitally Enabled Operations Next-Gen Technology Core Digital Capabilities

Axos is a Top Performer Versus Bank Peer Group

	Axos Bank	Peer Group	Percentile
ROAA	1.63%	0.74%	91%
Return on equity	16.56%	7.48%	91%
Net interest income	4.38%	2.79%	94%
Efficiency ratio	46.19%	70.94%	8%

The 91% on ROE means that the Bank outperformed 91% of all banks. The 8% efficiency ratio ranking means that only 8% of banks have lower expenses in comparison to their revenues.

Source: Uniform Bank Performance Report (UBPR) as of 06/30/23; data retrieved 10/6/2023.
Note: Peer group is all savings banks (101) with assets greater than $1 billion for quarter ended 06/30/23.

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5 Consumer Banking Commercial BankingSecurities Axos Financial’s Three Divisions Provide the Foundation for Sustained Long-term Growth › Diverse mix of asset, deposit, and fee income reduces risk and provides multiple growth opportunities in varying environments › Differentiated retail digital strategy from “online savings banks” or fin-tech competitors › Structural cost advantage vs. traditional banks › Differentiated distribution strategy › New business initiatives generate incremental growth › Universal Digital Banking Platform and Enterprise Technology stack provide operating leverage opportunity › Technology synergies among divisions reduce overall cost of growth strategy Investment Thesis

58.4 82.6 0 50 100 Q1 2023 Q1 2024 69.6* Consolidated Fiscal First Quarter 2024 Highlights Compared with Fiscal First Quarter 2023 6 18,407 20,825 0 5,000 10,000 15,000 20,000 25,000 Q1 2023 Q1 2024 $ Millions Asset Growth Net Income 15,177 17,566 0 5,000 10,000 15,000 20,000 Q1 2023 Q1 2024 $ Millions Deposit Growth 0.97 1.38 0.00 0.20 0.40 0.60 0.80 1.00 1.20 1.40 Q1 2023 Q1 2024 1.15* Diluted EPS Return on Equity = 16.91% Return on Assets = 1.64% 13.1% 15.7% 20.0%18.7% * Net income and diluted EPS for Q1 2023 exclude a $16.0 million ($11.2 million post tax) accrual as a result of an adverse legal judgement that has not been finalized. $ Millions $ Diluted EPS

2.37 2.48 2.98 3.56 3.97 5.07 0.00 1.00 2.00 3.00 4.00 5.00 6.00 2018 2019 2020 2021 2022 2023 Diluted EPS and Book Value Per Share Have Been Consistently Strong 7 Book Value Per Share (FY)Diluted EPS (FY) $ per share 16.4% CAGR $ per share 15.24 17.47 20.56 23.62 27.48 32.53 0.00 5.00 10.00 15.00 20.00 25.00 30.00 35.00 2018 2019 2020 2021 2022 2023 16.4% CAGR

Net Interest Margin has been Stable Through a Variety of Interest Rate Cycles* Stable Net Interest Margin 3.76% 3.83% 3.92% 4.13% 4.35% 4.36% 2.40% 0.08% 0.08% 0.26% 5.08% 5.33% 2019 2020 2021 2022 2023 Q1 2024 NIM Effective Fed Funds rate *NIM excludes impact of HRB; relationship with HRB terminated in December 2021. 8

Loan Portfolio More Sensitive to Rate Increases Today Compared to Last Fed Fund Rate Hike Starting in 2015 September 30, 2015 September 30, 2023 11% 80% 9% Fixed Hybrid Variable rate 7% 32% 61% Fixed HybridVariable rate 9

Fixed/Hybrid Years to Maturity / Repricing*Mix of Loan Repricing Types Variable 61% Hybrid 32% Fixed 7% 455 944 2,139 3,297 5,516 6,483 6,491 6,543 - 1,000 2,000 3,000 4,000 5,000 6,000 7,000 1/2 1 2 3 5 10 20 >20 Years $M 7% 15% 33% 50% 100%99%99%84% *Excludes SF Warehouse Lending and Equipment Leasing. The years to repricing assumes no loan prepayments and reflects only contractual terms. Interest Rate Components of Loan & Lease Portfolio At September 30, 2023 10 Of the fixed and hybrid rate loan balances in our portfolio at September 30, 2023, 50% will reprice within 3 years and 84% will reprice within 5 years

11 $26.7 $31.7 $36.7 $58.6 $69.6 $80.6 0.0 10.0 20.0 30.0 40.0 50.0 60.0 70.0 80.0 90.0 Base plus 100 bps plus 200 bps $0.5B Current Off-B/S Incremental $1.1B Off-B/S Annualized Fee Income $M(1) Securities segment provides approximately $1.6 billion of deposits that can be brought on balance sheet or pushed to partner banks to generate fee income › Provides stable, low/no-cost deposits that can be used to fund Axos Bank’s loan growth › 14 partner banks hold approximately $0.5 billion deposits off Axos Bank’s balance sheet › Significant upside to fee income if interest rates rise and/or more deposits are pushed to partner banks Optionality with Deposits from Axos Securities (1) Amount of fee income may be higher or lower, depending on amount of deposits from Axos Securities that is actually held on or off Axos Bank’s balance sheet. Base is equal to effective federal funds rate (EFFR) of 5.33% as of October 12, 2023.

Axos Advisor Services (AAS) Cash Sorting 12 Ending Balance* *Total ending AAS client deposit balances, both on- and off-balance sheet (895) (383) (188) (51) $(1,000) $(900) $(800) $(700) $(600) $(500) $(400) $(300) $(200) $(100) $- Q2 2023 Q3 2023 Q4 2023 Q1 2024 Pace of AAS Cash Sorting Decline Has Decelerated $1,052$1,103$1,291$1,674 (in millions)

Loan Growth by Category for First Quarter Ended September 30, 2023

$ millions

Loans	Category	Sub-category	Q1 FY24	Q4 FY23	Inc (Dec)
Loans	Single Family Mortgage & Warehouse	Jumbo Mortgage	$4,019	$3,924	$95
		SF Warehouse Lending	295	250	45
	Multifamily & Commercial Mortgage	Multifamily	2,130	2,236	(106)
		Small Balance Commercial	832	846	(14)
	Commercial Real Estate	CRE Specialty	5,488	5,346	142
		Lender Finance RE	681	854	(173)
	Commercial & Industrial Non-RE	Lender Finance Non-RE	1,833	1,696	137
		Equipment Leasing	107	116	(9)
		Asset-Based Lending	1,269	828	441
	Auto & Consumer	Auto	441	476	(35)
		Unsecured/OD	65	70	(5)
	Other		2	10	(8)
			$17,162	$16,652	$510

Expect High Single Digit to Low Teen Loan Growth over the Next Few Quarters

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14 Multifamily Single family 53% 57% Average Mortgage Loan to Value $15,212  $15,473  $15,836  $16,457  $16,955   $‐  $2,000  $4,000  $6,000  $8,000  $10,000  $12,000  $14,000  $16,000  $18,000 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 53% 57% 54% 57% • Product Expansion • Repeating Client Relationships • Reputation for Reliable Execution Loan Growth Drivers Net Loans – Last Five Quarters ($ in Millions) Prudent Loan Growth With Low LTVs 54% 56% 54% 57%

15 CRE Specialty* Detail as of September 30, 2023 Non-Performing Loans (mm)Weighted Avg. LTVBalance (mm)Loan Type $1143%$1,804Multifamily 15371,109SFR 0411,061Hotel 039496Industrial 038456Office 043226Retail 041336Other $2641%$5,488Total <=50% > 50% to 60% >60% to 65% > 65% 81% 16% 2% 1% LTV Distribution *Includes CRE Specialty loan portfolio only; see Form 10-Q for the quarterly period ended September 30, 2023 for additional details of other loan categories

16 CRE Specialty* Detail as of September 30, 2023 Weighted Avg. LTVBalance (mm)Loan Type 38%$2,355Construction 44%2,146Bridge 40%681Pre-development 49%306Stabilized 41%$5,488Total *Includes CRE Specialty loan portfolio only; see Form 10-Q for the quarterly period ended September 30, 2023 for additional details of other loan categories 77% of total CRE Specialty balance at September 30, 2023 is indirect note structures where Axos has first payment priority; these loans carry a weighted-average LTV of 40%.

17 Consumer  Direct Distribution  Partners Small Business  Banking Commercial /  Treasury  Management Axos Securities Specialty  Deposits Fiduciary  Services Diversified Deposit Gathering Business Lines $1.1 B $1.1 B $10.1 B $0.6 B $0.3 B $3.4 B $1.0 B Diversified Deposit Gathering Approximately 90% of deposits are FDIC-insured or collateralized *Deposit balances as of 9/30/23 1Excludes approximately $550 million of off-balance sheet deposits 2Excludes approximately $750 million of client deposits held at other banks 1 2 › Full service digital banking, wealth management, and securities trading › White-label banking › Business banking with simple suite of cash management services › Serves approximately 40% of U.S. Chapter 7 bankruptcy trustees in exclusive relationship › Software allows servicing of SEC receivers and non-chapter 7 cases › 1031 exchange firms › Title and escrow companies › HOA and property management › Business management and entertainment › Broker-dealer client cash › Broker-dealer reserve accounts › Full service treasury/cash management › Team enhancements and geographic expansion › Bank and securities cross-sell

Deposit Growth in Checking, Business, and Savings Was Achieved While Transforming the Mix of Deposits Checking and other demand deposits 31% Savings Time deposits 50% Checking and other demand deposits Savings Time deposits June 30, 2013 September 30, 2023 Checking Growth (6/2013 – 9/2023) = 1450% Savings Growth (6/2013 – 9/2023) = 1515% Total Deposits = $2.1 billion Total Deposits = $17.6 billion 59% 6% 18 19% 35%

19 Axos Deposits Have National Reach With Customers in Every State Customer Base and Deposit Volume is Well Distributed Throughout the United States

Non-Interest Income Growth and Diversification 8% Gain on Sale 14% Broker-Dealer Banking and Service Fees Year Ended June 30, 2019 Three Months Ended September 30, 2023 Securities Segment Fee Income ** (6/2019 –9/2023) =605% Total Non-Interest Income = $82.9 million Total Non-Interest Income = $138.0 million * 11% 5% 36%24% 24% 65% 6% 7% Mortgage Banking and Servicing Rights Prepayment Penalty Banking and Service Fees Prepayment Penalty Advisory Fee** Mortgage Banking and Servicing Rights Broker-Dealer * Represents annualized September 30, 2023 quarterly data ** Note: Includes advisory fee income from AAS business, which was acquired August 2, 2021. 20

Axos Securities Overview

axos

Monetizing synergies by integrating Banking products and services to Securities customers, RIAs, and IBDs

Axos Securities

Axos Securities	
Axos Clearing Securities Clearing & Custody	**64 IBDs** **236 RIAs** **~320,000 Clients**
Axos Invest Digital Wealth & Personal Financial Management	**~29,000 Clients**
Axos Trading Self-Directed Trading	**Launched Fiscal Q1 2022**

Access to ~349,000 Clients

Consumer Banking
- Consumer Deposit Accounts
- ODL/Margin Accounts
- Jumbo Single Family Mortgage Loans

Commercial Banking
- Securities-Backed Lines of Credit
- Cash Management
- Commercial Property Refinancing

Digital Solutions
- Universal Digital Platform
- Account Opening Platform

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22 Integrated Securities and Banking Leveraging Bank’s existing digital platforms allows for unique integrated and flexible Banking and Securities product features End Clients Securities Banking Universal Enrollment Platform Universal Digital Bank Platform Onboard Clients Faster “Single-Pane” Rich Banking and Securities Features  Consumer Banking  Self-Directed Trading  BD/RIA (Investors) Unified Service Model Salesforce Service Cloud + Five9

Axos Clearing and Custody Highlights

- Leadership team with more than 100 years combined industry experience.
- Proprietary front- and back-end technologies for advisors and broker-dealers.
- Nation's 8th largest Clearing Services firm by number of broker-dealer clients[1].
- More than $30 billion in Clearing Services client assets under custody and/or administration.
- Axos Financial, Inc. acquired E*TRADE Advisor Services in August 2021.

For the 3 months ended 9/30/2023



Net Interest Income
3%
Securities Lending
2%
Custody
21%
Margin Lending
10%
Clearing Fees & Execution
15%
Cash Sorting
49%

Custody	$	8,219,291
Clearing Fees & Execution		5,898,748
Cash Sorting		19,031,533
Margin Lending		3,903,388
Securities Lending		609,368
Net Interest Income		1,122,064
Net Revenues	$	38,784,394

For the 3 months ended 6/30/2019



Securities Lending
8%
Margin Lending
26%
Clearing Fees & Execution
47%
Cash Sorting
19%

Custody	$	-
Clearing Fees & Execution		5,442,487
Cash Sorting		2,198,140
Margin Lending		3,040,793
Securities Lending		880,751
Net Interest Income (Expense)		(30,406)
Net Revenues	$	11,531,765

[1] InvestmentNews Top clearing and custody firms for financial advisers October 2021.

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Fee Compression for Active and Passive Investment Managers Advisors are Leaving Wirehouses to Become Independent Advisors Aging Advisor Population Is Driving Consolidation and Succession Planning Digitization of Wealth Management Secular Industry Trends Provide Opportunities for Axos • RIAs need to reduce costs and streamline back- office ops • Automation frees up time/resources for client interactions • Axos to provide bundled securities clearing, custody and banking services • Target small & medium-sized RIAs and IBDs that large custodians do not serve well • Axos to provide succession-based and M&A financing to RIAs and IBDs • Nation-wide footprint and industry focus are competitive advantages • Axos will offer direct-to-consumer and private label robo-advisory solutions to individuals and independent RIAs 24

Axos Advisor Services (AAS) At A Glance

Liberty Provides a Comprehensive Turnkey Platform


Performance Reporting
Unified Managed Accounts
Easy Rebalancing
Automatic Reconciliation
Customer Relationship Management
Proposal Generation
Simplified Account Opening
eSignature
Tax Management Tools
Fee Billing

Serving 195 RIAs[1,3]
($1M+ AUC)

~$33.9B Assets Under Custody[2]

TAMPs	Traditional RIAs	Small RIAs
61% of Total AUC[3]	*36% of Total AUC[3]*	*3% of Total AUC[3]*
Turnkey Asset Management Platform, relies on Reps to gather assets and maintain relationship with investor	Gathers and manages assets, works directly with investor	Advisors with <$25M in AUC

Note: Data as of 09/30/2023
1. 227 total advisors on Liberty platform; advisors with <$1M AUC comprise <$13M in total assets; there are 9 non-AAS RIAs not on Liberty at Axos Clearing
2. Includes $195M 401K AUC
3. Excludes $195M 401K AUC

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26 Axos Clearing Long-Term Revenue and Expense Synergies Axos Custody Axos Invest Axos Clearing Revenue Synergies Cost Synergies Axos Securities: • Margin Loans • Securities Lending • Fixed Income Trading • Order Flow • White-label Robo Advisor Axos Consumer Banking: • White-label Banking • Auto Lending • Mortgage Lending • Unsecured Lending Axos Business Banking: • Small Business Banking • RIA Lending Axos Securities: • Self-Clearing • Regulatory/Compliance • Client Acquisition Costs • Customer Service • IT Infrastructure/Dev Axos Consumer Banking: • Deposit Servicing Costs • Client Acquisition Costs Axos Business Banking: • Client Acquisition Costs

27 Key Goals of Universal Digital Bank Personalization Self-Service Facilitate Partnerships Customizable Experience Cross-Sell › Artificial intelligence and big data credit models enable quick credit decisions › Customized product recommendations based upon analytical determination of need › Provide holistic and interactive and intuitive design experience › Integrate online experience with other channels › Easy integration of third-party features (e.g., biometrics) › Access to value added tools (e.g., robo-advisory, automated savings features) either proprietary or third party › Enable creative customer acquisition partners › Eventual artificial intelligence tools assist sale of banking products such as deposits, loans, and mortgages › Products optimized by channel, recipient and journey › Self service saves time and cost (e.g., activate and de-activate debit-card in platform, send wires via self-service) › Increase chances of offering right product at the right time and place › Personalization is the right antidote for too much choice, too much content, and not enough time

Evolving Capabilities of the UDB Platform

UDB offers a growing set of products, capabilities and supported user segments

UDB 1.0 → UDB 2.0 → White Label UDB

Products + Features

- Banking: Axos deposit products
- Borrowing: Axos loan products
- Investing: Managed Portfolios, Self Directed Trading
- Planning: Account Aggregation, PFM, Credit Monitoring

Segments

- Co-branded Wealth Management
- Small Business Banking

Enablers

- Personalized Offers + Content
- SSO to Enrollment Portals
- Universal Enrollment: Single, digital point of sale

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The Digital Experience Roadmap We continue to evolve our digital experience and provide modern solutions so financial services providers can have the speed, scalability, and flexibility they need to deliver better client experiences Roadmap for the Future White Label Universal Digital Bank White Label Enrollment White Label Digital Advisor Securities- Based Line of Credit Credit Card 24/7 Payment Facilitation 29

30 Holistic Credit Risk Management What We Do Loan Life Cycle Utilize a holistic credit-risk management framework to manage and monitor credit quality at each stage of the loan life cycle, and leverage specialized Credit Tools to optimize monitoring and reporting capabilities Set Appetite Originations Portfolio Management Reporting Special Assets Credit Monitoring & Oversight Axos Credit Objectives Establish Credit Framework and Culture Safe Growth Monitor Assets Throughout Life Cycle Data-Driven Decision Making Mitigate Problem Loans Example of Credit Tools • Board of Directors • Annual Strategic Plan • Corporate Governance • Policies & Approval Authorities Note: Credit Tools list is a sampling and is not purported to be comprehensive.

31 Annualized Charge-offs (Recoveries) to Average Loans Outstanding 0.19 0.23 0.12 0.06 0.08 0.07 0.02 0.04 0.00 0.05 0.10 0.15 0.20 0.25 FY19 FY20 FY21 FY22 FY23 With HRB Without HRB % Note I: Company uses a June 30 fiscal year-end. Note II: The Company partnered with H&R Block Bank (HRB) to provide HRB branded financial services products. The partnership was terminated December 8, 2020. Strong Credit Performance Exhibited through Low Charge-off Ratios

Change in Allowance for Credit Losses (ACL) & Unfunded Loan Commitments Reserve (UCL) ($ in millions) 166.7 2.4 0.8 5.8 170.9 10.5 11.7 130 140 150 160 170 180 190 1.2 June 30, 2023 ACL + UCL Gross Charge-offs Provisions for credit losses Gross Recoveries September 30, 2023 ACL + UCL UCLACL 32

33 $ millions Single Family Mortgage & Warehouse Multifamily & Commercial Mortgage Commercial Real Estate Commercial & Industrial Non-RE Auto & Consumer Other Loans ACL %ACL $Loan Balance %0.4$17$4,314%0.5162,962%1.2716,169%1.7553,209%2.412506%--2%1.0$171$17,162 Allowance for Credit Losses (ACL) by Loan Category as of September 30, 2023

Contact Information Greg Garrabrants, President and CEO Derrick Walsh, EVP and CFO Andy Micheletti, EVP of Finance investors@axosfinancial.com www.axosfinancial.com Johnny Lai, SVP Corporate Development and Investor Relations Phone: 858.649.2218 Mobile: 858.245.1442 jlai@axosfinancial.com 34